UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):     September 7, 2005
                                                     ---------------------------

                         eRoomSystem Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                   000-31037                   87-0540713
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)              Identification No.)

        1072 Madison Ave., Lakewood, NJ                           08701
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   (Address of principal executive offices)                     (Zip Code)

   Registrant's telephone number, including area code:        (732) 730-0116
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Section 7         Regulation FD

Item 7.01         Regulation FD Disclosure.

On September 7, 2005, Gestetner Group, LLC, and ten other parties, exercised warrants to purchase a total of 5,000,000 shares of common stock. The warrants were originally issued on October 1, 2003 with an exercise price of $0.05 per share. The Company received $250,000 from the exercise of the warrants.

Section 9         Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

                  Exhibit No.   Description

                  99.1 Press release relating to the exercise of warrants by the Gestetner Group, LLC and ten other parties.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         EROOMSYSTEM TECHNOLOGIES, INC.
                                  (Registrant)


Date:  September 8, 2005

                           By:  /s/ David A. Gestetner
                                ------------------------------------------------
                                David A. Gestetner
                           Its: Chief Executive Officer and President



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